BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, INC.       SEMI-ANNUAL REPORT       MARCH 31, 2001

DEAR FELLOW SHAREHOLDERS:

   The March quarter was the worst first quarter in Nasdaq history; the Composite Index dropped 25.51 percent. Brandywine Advisors Fund retraced just
13.66 percent while the average mid-cap growth fund tracked by Morningstar fell
22.38 percent.

   Sky-high valuations and fundamental missteps caught up with the well-known companies that ruled the roost in the late 1990s. Now many investors see recent weakness as an opportunity to buy former market leaders at "bargain" prices. These folks must be more focused on big names with reputations to match than on price-to-earnings ratios and earnings growth.

   Many big-name stocks still trade at premium multiples of forecasted earnings. Intel, for example, fell 65 percent from its 52-week high as of March 22, yet it still sports an inflated price-to-earnings ratio because the price decline didn't keep pace with its deteriorating earnings outlook. Intel traded at 37 times 2001 estimates at a recent price of $25 well after analysts slashed their forecasts from moderate growth to a 59 percent earnings decline!

   Compare that to the typical Friess stock, which sells at 17.5 times 2001 estimates with 25 percent earnings growth expected, according to Baseline. Intel is a great company that helped revolutionize its industry, and we could own it again if it meets our disciplines in the future. Still, our strategy typically leads us to lesser-known companies that make names for themselves as they make inroads on industry leaders like Intel.

   Your commitment to the belief that EARNINGS MATTER as well as THE PRICE YOU PAY for those earnings lies behind results that stand out among other investors wringing their hands and gnashing their teeth.

   Since October 31, 2000, the Nasdaq Composite Index and S&P 500 Index fell
45.39 and 18.43 percent. The average of the 90 mid-cap growth funds highlighted in Morningstar's Mutual Funds publication is down 34.07 percent; the worst 73.88 percent. Brandywine Advisors Fund retraced only 11.36 percent.

                   BRANDYWINE ADVISORS FUND SURPASSES NASDAQ
                  COMPOSITE INDEX BY OVER 34 PERCENTAGE POINTS

                    Brandywine Advisors Fund         -11.36%
                    S&P 500 Index                    -18.43%
                    NASDAQ Composite Index           -45.39%

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed, investor's shares may be worth more or less than their original cost. Returns from 10/31/00 to 3/31/01.

   The average person might not recognize the names of your oil-service companies and other energy-related holdings, and that's okay because it's the fundamentals, not the names, that matter. Statistics compiled by Baseline show that the average Friess energy holding sells at less than 20 times 2001 earnings estimates. On average, these companies are expected to grow earnings 52 percent this year.

   IRS refunds totaling an estimated $150 billion are heading back to taxpayers and, if history is any guide, Americans will use that money for home improvements, dinner out with the family and even stock purchases, among other things. That money will go to work at the same time the effects of lower interest rates begin to ripple through the economy. We need to be careful, as always, but opportunities abound.

   God Bless!

   /s/Foster Friess

   Foster Friess

            PIECING TOGETHER EARNINGS OUTLOOKS ONE CONTACT AT A TIME

   The Friess strategy is based on the belief that you never invest in the stock market, but rather in individual businesses. We capitalize on the relationship between earnings performance and stock prices by isolating rapidly growing companies that sell at reasonable multiples of earnings estimates.

   Intensive and repeated contact with company managements, competitors, customers and suppliers help us to determine which companies meeting our criteria are most likely to exceed Wall Street earnings expectations. This isn't done to uncover bits of information to which others don't have access. Rather, your team strives to outwork others by exhausting every possible source in an effort to collect enough insights to develop an overall picture of a company's true prospects. It's a lot like piecing together a mosaic.

   Baseline statistics as of March 31 show that your average holding sells at just 17.6 times 2001 estimates and is expected to grow earn-ings 29 percent this year. The average S&P 500 component sells at a higher 20.4 times estimates with just 1 percent growth expected.

   We look for companies with "sizzle." A catalyst like a new product, management team or market opportunity that will attract attention and increase the likelihood of a positive earnings surprise.

   We avoid over-researched, "big-name" com-panies like the Microsofts, Wal-Marts and Home Depots of the world. We look to own the #7 company in an industry making a move to the #3 spot. These companies often enjoy price-to-earnings ratio expansion as their profiles increase. A shoemaker growing earnings 40 percent a year and selling at 10 times estimates is more exciting to us than an optical networking company growing earnings 20 percent annually and selling at 40 times earnings.

   Another core discipline of our approach is requiring potential holdings to have at least three years of earnings history and $3 million in after-tax income, which kept us from rushing headlong into the "hot" Internet sector that crashed and burned so dramatically last year. When some analysts preached that growth in revenues, subscribers or page views was all that counted, we continued to focus on real earnings growth.

   We "kick the tires" by traveling to company facilities, stores, trade shows and industry conferences. Your team combs through financial information, including annual 10K and quarterly 10Q reports filed with the SEC. We also analyze accounting, currency exposure and a list of other factors that influence earnings.

   When our research uncovers an idea that is better than an existing holding, we sell the existing holding to make room for the new opportunity. We sometimes describe this forced-displacement process as our "pigs at the trough" discipline, since we've observed that a pig that has eaten its fill is displaced by a hungrier one at the barnyard trough.

   Thanks for your confidence in the wisdom of isolating companies based on their individual merits. We appreciate the opportunity to uncover reasonably priced, rapidly growing companies on your behalf.

                           FRIESS STRATEGY HIGHLIGHTS

o Rapidly growing companies. Average current Friess holding expected to grow earnings 25 percent in 2001.

o Reasonable price-to-earnings ratios. Current average holding less than 18 times 2001 estimates.

o  Focus on companies likely to exceed consensus earnings estimates.

o Emphasis on #7 companies in an industry moving to #3 spot rather than industry leaders.

o Intensive contacts with company managements, competitors, customers and suppliers.

o Require holdings to have three years of earnings history and $3 million in after-tax income.

GROWING YOUR ASSETS...

   The motto at Invacare is "Yes you can," and Tonya Jones takes that philosophy to heart. Tonya started with Invacare 17 years ago as a temporary employee and, thanks to an unyielding desire to learn and take on new challenges, moved up the company ladder to supervise the assembly of Invacare's line of custom manual wheelchairs.

   "I'm like a sponge," Tonya said. "I hope to never be done learning."

   Tonya is one of the thousands of people responsible for the success of Brandywine shareholders and Friess Associates clients. Elyria, Ohio-based Invacare is more than a ticker symbol on the New York Stock Exchange. It's a collection of 5,600 people committed to making quality wheelchairs, walkers, home-care beds and other home medical equipment. We're grateful to Tonya and the many people like her who help us fulfill our mission for you.

   Usually arriving at work around 6:00 a.m., Tonya makes sure the right parts and people are in place each day to meet production schedules for Invacare's various manual wheelchairs, including its flagship Invacare Solara product line. Her group, consisting of 25 teammates, last year produced nine different kinds of wheelchairs totaling over 27,000 units, which were then shipped to customers in the U.S., Canada, Europe, Australia and New Zealand. Tonya and her team recently had a record day in which they assembled 225 wheelchairs.

   "The biggest role is empowering your people to perform at their best levels," Tonya said. "They're the most valuable part of the process. Without them, you wouldn't be able to get the chairs out the door."

   Still, getting chairs out the door isn't the biggest motivator for Tonya and her team. While they work on a mass-production assembly line, Tonya's team tries to envision an end user for each chair who will be enriched by the mobility and comfort it provides. "There's actually going to be someone sitting in this chair, so you want a chair that makes their life better."

   Tonya and her husband Jeff like to spend their free time as leaders in a church program for grade-school kids. They have a 14-year-old son, Jordan, and a 10-year-old daughter, Briana. Thanks Tonya.

DOT-COM DEBACLE

   The Fed reported U.S. household net worth in 2000 fell the first time since it began tracking net worth in 1952. Falling stocks were the main culprit.

   Given the 73.96 percent drop in TheStreet.com Internet Index last year, some of this pain could have been avoided. Your team typically requires companies to have at least three years of earnings history and $3 million in after-tax income, a discipline that steered your portfolio clear of the now-infamous dot-com debacle.

   Dot-com companies are now closing at a rate of more than a dozen a week. Ironically, the source of this statistic is an outfit called Webmergers.com, an online company that matches struggling dot-coms with potential buyers. Webmergers says 327 dot-coms shut down since January 2000.

   Your team loves great ideas, but it aims to invest in great companies. Only companies that turn an innovative idea into a consistent profit-generating business merit investigation as a potential investment.

   While the collapse of so many high-flying dot-com stocks negatively impacted the broader market, not everything about dot-com mania was bad. The easy availability of capital encouraged entrepreneurs to rush ideas to market, giving the business world innovations that might have taken many years to develop under normal circumstances.

   Your team looks forward to finding companies that adopt innovative ways to generate the one true measure of their success: earnings.

                        CLEARING UP ACCOUNTING CONFUSION

   The nation's accounting-rule makers in January affirmed a proposed change in the way companies write-down an intangible asset called goodwill. It promises to boost reported earnings for companies that carry a lot of this on their balance sheets, setting the stage to clear up a conflict between perception and reality when the proposed rule is expected to be adopted later this year.

   Goodwill is the difference between the price a company pays for an acquisition and the fair value of the acquired company's net assets. Current rules tell companies to steadily write-down, or amortize, goodwill with charges against earnings for periods as long as 40 years. The Financial Accounting Standards Board's proposed rule lets goodwill sit idle until its value becomes impaired. Then companies would write off some or possibly all of it.

   Goodwill could include such items as an acquired company's brand name. Impairment might occur when that brand name, valued at $10 million at the time of purchase, drops to $2 million because a faulty product bearing the name damages the brand's reputation among consumers.

   The rule change eliminates the quarterly drain on net income created by the current rule, and already some Wall Street analyst reports mention the possibility for a number of companies to see their earnings jump 10, 20 or even 30 percent if the new rule is adopted. Your team is excited about the rule change's potential to remove the cloud cast by this bookkeeping item that can at times prevent people from focusing on a company's underlying operational strength.

   Some investors still punish companies unjustly for the impact of goodwill on net income despite the fact that it doesn't affect cash-flow earnings. In our opinion, the clearer the path to understanding the numbers a company reports to the general public, the better. We're grateful for the opportunity to do your digging for you.

                             THE GLASS IS HALF FULL

   Many market pundits would have you believe the sky is falling. They compare today's "bear market" to the grinding give-and-take climate of the 1970s, the notorious fall of 1987 and even the 1929 crash.

   We wouldn't dare try to predict when the market as a whole will navigate its current rough patch into smoother waters or try to rank this downturn among past ones. We would, however, point out that there are some very positive economic factors out there that don't seem to be attracting much attention.

   Some people cite high-profile layoffs at Motorola, Cisco Systems and GE, among others, as evidence that the U.S. economy is in a full-fledged recession. They don't mention that most job losses have been isolated to manufacturing, which lost almost 240,000 jobs in the three months through February. In the same period, non-manufacturing payrolls rose by 210,000 positions per month. Our so-
                                                             ---------
called recessionary economy created 359,000 new jobs in the first two months of this year alone.

   How many people do you know who would buy a new house if they were worried about their future earning potentialo New homes sold at an annualized rate of 911,000 in the first two months of 2001, higher than the same period last year. So more new homes are selling now than just prior to the market's peak. The annual pace of existing home sales in the first two months of 2001 matched the record 5.2 million homes sold in 1999. These real estate transactions create a solid foundation for purchases like appliances, furniture and home accessories.

   The once-high-flying tech leaders of the recent past still influence the market's mood. Look past their troubles and you'll find real-live earnings strength that exists elsewhere in places like oil service, health care, education and, bolstered by improving consumer confidence, selected consumer-related markets. Thanks for the opportunity to identify tomorrow's winning stocks on your behalf.

MATTEL INC., MAT

   At 42 years old, Barbie is as popular as ever. Three Barbies are sold every second, making her the world's best-selling fashion doll. And it's possible that even more children will be clamoring for new Barbies when she dons ballet slippers this Thanksgiving to star in her first feature video, "Barbie in the Nutcracker."

   But NYSE-listed Mattel is more than just the company that brings us Barbie. It also makes toys under the American Girl, Fisher-Price, Hot Wheels, Matchbox and Tyco RC brand names. Licensing agreements allow Mattel to create toys and games based on Disney, Sesame Street, Nickelodeon and Harry Potter characters.

   Mattel first caught researcher Linda Farquhar's attention when its new Chief Executive Bob Eckert shed its money-losing Learning Company software unit last September to improve profitability and refocus Mattel on its core toy business. Linda recently met with Matthew Bousquette, president of Mattel's Boy's Division, at the Toy Fair in New York, where the company showcased Matchbox's first line of trucks meant to compete with Tonka products.

   Rather than extending itself into markets where Mattel lacks experience as it had in the past, the company now leverages the strength of its existing products and brand names in ways that stimulate multiple purchases of accessories and add-ons. For example, it sells a new Harry Potter game that encourages additional purchases of separately sold collectible and tradable "magic spell" chips.

   Guided by its new chief executive's vision, Mattel topped estimates by earning $0.28 a share in the December quarter versus a $0.04 loss in the year-ago period. Analyst estimates compiled by First Call/Thomson Financial predict Mattel will grow earnings 14 percent in 2001 and 22 percent in 2002. Your team bought Mattel at about 19 times 2002 earnings estimates.

ROWAN COMPANIES, RDC

   Rowan Chief Executive C.R. Palmer said it best when he announced December-quarter results: "Love that $9.00 gas!" NYSE-listed Rowan Companies derives the majority of its revenue from drilling for energy companies for a fee. With energy prices high, particularly for natural gas, customers are lining up to enlist Rowan's help to tap new wells.

   Ninety-six percent of Rowan's off-shore drilling rigs were in use in the December quarter. Each rig fetched an average $55,700 a day, up $17,100 from the same period a year ago. Its land drilling rigs also enjoyed a 44 percent day-rate increase. Rowan earned $0.29 a share for the quarter versus $0.03 the year before as revenue jumped 52 percent to $184 million.

   Your team spoke with Rowan Vice President Bill Provine about the ease with which the company can move drilling equipment to where it's needed. That's an important point because international exploration is expected to increase this year and most of Rowan's rigs were drilling in North American waters in 2000.

   Rowan customers include Chevron, BP Amoco and Coastal Corp. Small- and mid-sized companies drove exploration spending last year, as larger companies digested a series of mergers. The large companies are expected to come back strong in 2001 in more expensive to drill areas such as the North Sea. Separate studies by Salomon Smith Barney and Lehman Brothers predict exploration spending will increase 20 percent. That would put spending at more than $110 billion, representing the largest year-over-year increase in two decades.

   Your team bought Rowan for less than 14 times 2001 earnings estimates. Analysts polled by First Call/Thomson Financial expect the company to earn $0.30 a share in the March quarter, up from $0.07 in the year-ago period. Their consensus earnings estimate for 2001 is $1.70 a share, representing 127 percent growth over 2000.

                            BRANDYWINE ADVISORS FUND

            PERCENT OF NET ASSETS IN TOP TEN HOLDINGS AS OF 3/31/01

1. The Boeing Co.          3.83%    6. Thermo Electron Corp.              3.13%
2. Tenet Healthcare Corp.  3.80%    7. Nabors Industries, Inc.            3.09%
3. El Paso Corp.           3.65%    8. American Electric Power Co., Inc.  2.94%
4. St. Jude Medical, Inc.  3.37%    9. Callaway Golf Co.                  2.78%
5. IVAX Corp.              3.28%   10. Mattel, Inc.                       2.66%

                                EARNINGS GROWTH

                         THE FUND'S HOLDINGS        29%
                         S&P 500 INDEX               1%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  MARCH 31,
2001.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                   LARGE CAP
                              $15 billion and over
                                     10.4%

                                    MID CAP
                           $1 billion to $15 billion
                                     81.8%

                                   SMALL CAP
                                below $1 billion
                                      2.2%

                                      CASH
                                      5.6%

TOP TEN INDUSTRY GROUPS

Medical Products (13.2%)

Drilling and Oil/Gas Services (12.9%)

Medical Services (12.6%)

Oil/Gas Exploration & Production (9.4%)

Leisure & Entertainment (7.3%)

Financial/Business Services (6.5%)

Energy  (5.2%)

Food/Restaurants (5.2%)

Utilities (4.2%)

Retailing (4.1%)

All Others (13.8%)

Cash (5.6%)

                            BRANDYWINE ADVISORS FUND
                        MARCH QUARTER "ROSES AND THORNS"

                       $ GAIN
BIGGEST $ WINNERS  (IN THOUSANDS) % GAIN             REASON FOR MOVE
-----------------  -------------- ------             ---------------

BJ Services Co.        $124.6      15.1   December-quarter earnings beat
                                          estimates, jumping to $0.76 from
                                          $0.25 a year ago. Short supply and a
                                          related surge in energy prices led to
                                          more energy companies in need of the
                                          company's pressure pumping and other
                                          oil-field services. Currently
                                          represents 1.69% of net assets.

NRG Energy, Inc.       $80.7       30.9   The company benefits from high power
                                          prices in the western U.S. and from
                                          using diverse fuel sources to
                                          generate power. NRG reported year-
                                          2000 earnings of $1.10 per share
                                          versus $0.39 in 1999. Currently
                                          represents 1.43% of net assets.

American Eagle
Outfitters, Inc.       $12.6       11.6   The specialty retailer of casual
                                          apparel for younger men and women
                                          grew January-quarter earnings 34
                                          percent over a year ago, beating
                                          estimates. Overcoming a generally
                                          soft holiday season for retailers,
                                          the company benefited from spending
                                          by teenagers and young adults not
                                          directly impacted by slowing economic
                                          conditions. Currently represents .64%
                                          of net assets.

Weatherford
International, Inc.    $59.3       11.1   December-quarter earnings grew to
                                          $0.31 a share from $0.07 a year ago
                                          on 44 percent revenue growth.
                                          Weatherford's yield-improving
                                          technologies are in strong demand as
                                          oil-service activities increase
                                          worldwide. The company provides
                                          equipment, technology and services
                                          used in the drilling and production
                                          of oil and natural gas. Currently
                                          represents .95% of net assets.

Jones Apparel
Group, Inc.            $57.9       18.5   December-quarter earnings grew 30
                                          percent as strong divisions such as
                                          Nine West and Ralph Lauren helped the
                                          company overcome soft consumer
                                          spending and a highly promotional
                                          sales environment last holiday
                                          season. New initiatives, including
                                          cross-selling Nine West apparel and
                                          Jones accessories and repositioning
                                          the Bandolino shoe line, complement
                                          core-product growth. Your fund sold
                                          when the stock reached our target
                                          price.

                       $ LOSS
BIGGEST $ LOSERS   (IN THOUSANDS) % LOSS             REASON FOR MOVE
-----------------  -------------- ------             ---------------

Southwest
Airlines Co.           $300.1      -18.5  Your fund sold the low-cost airline
                                          as businesses scaled back on travel
                                          due to spending cuts and fuel prices
                                          edged higher, putting the airline
                                          industry under pressure. December-
                                          quarter earnings grew 61 percent.

Scientific-
Atlanta, Inc.          $291.8      -27.9  December-quarter earnings growth of
                                          133 percent exceeded consensus
                                          estimates. Shares slid on concerns
                                          that the weakening economy would
                                          dampen orders for the company's
                                          communications transmission
                                          equipment. Currently represents 2.14%
                                          of net assets.

Cadence Design
Systems, Inc.          $257.9      -26.8  Your fund sold as the provider of EDA
                                          (electronic design automation)
                                          software used to create semiconductor
                                          chips fell on concerns that the
                                          weakening economy would result in
                                          less technology spending. December-
                                          quarter earnings grew to $0.24 a
                                          share from break-even results a year
                                          ago.

Thermo
Electron Corp.         $242.8      -24.4  After a substantial run-up and
                                          December-quarter earnings growth of
                                          87 percent, shares at the maker of
                                          measurement instruments retraced on
                                          fears that the slowing economy would
                                          impact sales. Currently represents
                                          3.13% of net assets.

Tellabs, Inc.          $232.8      -15.5  December-quarter earnings grew
                                          to $0.56 a share from $0.41 a
                                          year ago, but the maker of
                                          telecom networking equipment
                                          came under pressure as
                                          competitors reported slowing
                                          sales. Your fund sold when
                                          Tellabs' lowered March-quarter
                                          revenue and earnings guidance,
                                          citing slower growth in its
                                          cable-TV connectivity
                                          business.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 March 31, 2001
                                  (Unaudited)

                                                                      QUOTED
                                                                      MARKET
  SHARES                                                 COST         VALUE
----------                                             --------     ----------

COMMON STOCKS - 94.4% (A)<F2>

           AEROSPACE - 3.8%
  16,500   The Boeing Co.                             $ 1,032,851  $   919,215

THIS SECTOR IS 11.0% BELOW YOUR FUND'S COST.

           APPAREL & SHOE RETAILERS - 1.3%
   5,300   American Eagle Outfitters, Inc.*<F1>           145,255      152,375
  11,900   Venator Group, Inc.*<F1>                       156,377      164,220
                                                      -----------  -----------
                                                          301,632      316,595

THIS SECTOR IS 5.0% ABOVE YOUR FUND'S COST.

           BUILDING RELATED - 0.4%
   1,700   Jacobs Engineering Group Inc.*<F1>              87,679       98,600

THIS SECTOR IS 12.5% ABOVE YOUR FUND'S COST.

           COMMUNICATIONS EQUIPMENT/SERVICES - 2.1%
  12,300   Scientific-Atlanta, Inc.                       697,804      511,557

THIS SECTOR IS 26.7% BELOW YOUR FUND'S COST.

           COMPUTER/ELECTRONICS - 1.0%
  12,000   Sensormatic Electronics Corp.*<F1>             260,191      228,000

THIS SECTOR IS 12.4% BELOW YOUR FUND'S COST.

           DRILLING AND OIL/GAS SERVICES - 12.9%
  11,200   Diamond Offshore Drilling, Inc.                480,476      440,720
  13,300   ENSCO International Inc.                       404,425      465,500
   2,800   Hanover Compressor Co.*<F1>                     92,522       88,760
  12,500   Key Energy Services, Inc.*<F1>                 150,289      133,750
  10,000   Marine Drilling Companies, Inc.*<F1>           234,101      266,500
  14,300   Nabors Industries, Inc.*<F1>                   826,559      741,312
   7,900   National-Oilwell, Inc.*<F1>                    304,608      273,577
  11,000   Rowan Companies, Inc.*<F1>                     231,691      302,500
   5,000   UTI Energy Corp.*<F1>                          115,973      151,250
   4,600   Weatherford International, Inc.*<F1>           159,176      227,010
                                                      -----------  -----------
                                                        2,999,820    3,090,879

THIS SECTOR IS 3.0% ABOVE YOUR FUND'S COST.

           ENERGY - 5.2%
   1,100   Black Hills Corp.                               47,402       50,281
   6,500   CONSOL Energy Inc.                             184,759      224,250
  12,400   Dynegy Inc.                                    577,794      632,524
   9,400   NRG Energy, Inc.*<F1>                          261,396      342,160
                                                      -----------  -----------
                                                        1,071,351    1,249,215

THIS SECTOR IS 16.6% ABOVE YOUR FUND'S COST.

           FINANCIAL/BUSINESS SERVICES - 6.5%
   4,500   Astoria Financial Corp.                        229,677      240,469
   6,500   Charter One Financial, Inc.                    166,245      183,950
   7,200   Countrywide Credit Industries, Inc.            345,705      355,320
  11,600   First Health Group Corp.*<F1>                  404,988      508,950
   2,300   HCC Insurance Holdings, Inc.                    53,705       60,835
   2,800   XL Capital Ltd.                                213,129      212,996
                                                      -----------  -----------
                                                        1,413,449    1,562,520

THIS SECTOR IS 10.5% ABOVE YOUR FUND'S COST.

           FOOD/RESTAURANTS - 5.2%
  16,000   Brinker International, Inc.*<F1>               453,024      446,560
   3,900   CEC Entertainment Inc.*<F1>                    163,807      172,965
  10,600   Darden Restaurants, Inc.                       223,905      251,750
  10,000   Jack in the Box Inc.*<F1>                      304,014      299,500
   2,500   Smithfield Foods, Inc.*<F1>                     91,590       81,250
                                                      -----------  -----------
                                                        1,236,340    1,252,025

THIS SECTOR IS 1.3% ABOVE YOUR FUND'S COST.

           LEISURE & ENTERTAINMENT - 7.3%
  30,000   Callaway Golf Co.                              743,009      666,300
  31,500   Cendant Corp.*<F1>                             406,055      459,585
  35,900   Mattel, Inc.                                   654,982      636,866
                                                      -----------  -----------
                                                        1,804,046    1,762,751

THIS SECTOR IS 2.3% BELOW YOUR FUND'S COST.

           MACHINERY & MISCELLANEOUS MANUFACTURING - 1.4%
   7,200   The Shaw Group Inc.*<F1>                       322,683      336,312

THIS SECTOR IS 4.2% ABOVE YOUR FUND'S COST.

           MEDICAL PRODUCTS - 13.2%
   7,000   Andrx Group*<F1>                               311,099      343,000
   6,000   Henry Schein, Inc.*<F1>                        183,172      220,500
   3,700   Invacare Corp.                                 142,100      146,224
  25,000   IVAX Corp.*<F1>                                934,910      787,500
  15,000   St. Jude Medical, Inc.*<F1>                    751,493      807,750
  33,400   Thermo Electron Corp.*<F1>                     912,154      750,832
   6,000   VISX, Inc.*<F1>                                 98,929      103,020
                                                      -----------  -----------
                                                        3,333,857    3,158,826

THIS SECTOR IS 5.3% BELOW YOUR FUND'S COST.

           MEDICAL SERVICES - 12.6%
  15,500   Apria Healthcare Group Inc.*<F1>               420,999      374,790
  23,200   Caremark Rx, Inc.*<F1>                         321,815      302,528
  48,500   HEALTHSOUTH Corp.*<F1>                         752,171      625,165
   1,800   Laboratory Corporation
            of America Holdings*<F1>                      225,820      216,450
  10,600   Omnicare, Inc.                                 184,411      227,370
  20,700   Tenet Healthcare Corp.*<F1>                    873,423      910,800
   4,200   Universal Health
            Services, Inc. Class B*<F1>                   349,034      370,860
                                                      -----------  -----------
                                                        3,127,673    3,027,963

THIS SECTOR IS 3.2% BELOW YOUR FUND'S COST.

           OIL/GAS EXPLORATION & PRODUCTION - 9.4%
   5,000   Canadian Natural Resources Ltd.                156,457      144,250
  59,000   Chesapeake Energy Corp.*<F1>                   442,407      522,150
  13,400   El Paso Corp.                                  834,733      875,020
  57,200   Gulf Canada Resources Ltd.*<F1>                267,891      313,456
   5,000   Mitchell Energy &
            Development Corp.                             221,472      262,500
   8,500   Pioneer Natural Resources Co.*<F1>             150,323      133,450
                                                      -----------  -----------
                                                        2,073,283    2,250,826

THIS SECTOR IS 8.6% ABOVE YOUR FUND'S COST.

           POLLUTION CONTROL SERVICES - 1.8%
  15,000   Waste Connections, Inc.*<F1>                   386,250      432,187

THIS SECTOR IS 11.9% ABOVE YOUR FUND'S COST.

           RETAILING - 4.1%
   8,500   BJ's Wholesale Club, Inc.*<F1>                 388,085      406,725
  12,900   Borders Group, Inc.*<F1>                       217,189      217,107
   6,100   Dillard's, Inc.                                120,799      133,834
  16,600   Pier 1 Imports, Inc.                           221,925      215,800
                                                      -----------  -----------
                                                          947,998      973,466

THIS SECTOR IS 2.7% ABOVE YOUR FUND'S COST.

           SOFTWARE - 0.3%
   2,200   Autodesk, Inc.                                  76,900       67,238

THIS SECTOR IS 12.6% BELOW YOUR FUND'S COST.

           TRANSPORTATION RELATED - 0.7%
   4,000   Teekay Shipping Corp.                          160,610      170,400

THIS SECTOR IS 6.1% ABOVE YOUR FUND'S COST.

           UTILITIES - 4.2%
  15,000   American Electric Power
            Company, Inc.                                 678,218      705,000
   6,900   PPL Corp.                                      279,388      303,324
                                                      -----------  -----------
                                                          957,606    1,008,324

THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

           MISCELLANEOUS - 1.0%
   3,100   FMC Corp.*<F1>                                 254,056      228,284

THIS SECTOR IS 10.1% BELOW YOUR FUND'S COST.
                                                      -----------  -----------
           Total common stocks                         22,546,079   22,645,183

PRINCIPAL
 AMOUNT
---------

SHORT-TERM INVESTMENTS - 4.0%(A)<F2>

           VARIABLE RATE DEMAND NOTE
$945,270   Sara Lee Corp.                                 945,270      945,270
                                                      -----------  -----------
           Total investments                          $23,491,349   23,590,453
                                                      -----------
                                                      -----------
           Cash and receivables, less
           liabilities  1.6% (A)<F2>                                   390,546
                                                                   -----------
              NET ASSETS                                           $23,980,999
                                                                   -----------
                                                                   -----------
           Net Asset Value Per Share
           ($0.01 par value 100,000,000
           shares authorized), offering
           and redemption price
           ($23,980,999 / 2,582,697
           shares outstanding)                                           $9.29
                                                                         -----
                                                                         -----

  *<F1>   Non-dividend paying security.
(a)<F2>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
        For the Period from October 1, 2000 (Commencement of Operations)
                               to March 31, 2001
                                  (Unaudited)

INCOME:
   Dividends                                                       $    44,784
   Interest                                                             56,286
                                                                   -----------
       Total income                                                    101,070
                                                                   -----------

EXPENSES:
   Management fees                                                     127,993
   Distribution fees                                                    31,998
   Registration fees                                                    12,558
   Professional fees                                                    10,953
   Administrative services                                              10,000
   Custodian fees                                                        7,814
   Transfer agent fees                                                   4,167
   Board of Directors fees                                               3,125
   Other expenses                                                        7,108
                                                                   -----------
       Total expenses                                                  215,716
                                                                   -----------
NET INVESTMENT LOSS                                                   (114,646)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (1,848,349)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                  99,104
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (1,749,245)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,863,891)
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                      For the Period from October 1, 2000
                          (Commencement of Operations)
                               to March 31, 2001
                                  (Unaudited)

OPERATIONS:
   Net investment loss                                            $   (114,646)
   Net realized loss on investments                                 (1,848,349)
   Net increase in unrealized appreciation on investments               99,104
                                                                  ------------
       Net decrease in net assets resulting from operations         (1,863,891)
                                                                  ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,582,697 shares)                   25,844,892
   Cost of shares redeemed (0 shares)                                       (2)
                                                                  ------------
       Net increase in net assets derived
         from Fund share activities                                 25,844,890
                                                                  ------------
       TOTAL INCREASE                                               23,980,999

NET ASSETS AT THE BEGINNING OF THE PERIOD                                    0
                                                                  ------------
NET ASSETS AT THE END OF THE PERIOD                               $ 23,980,999
                                                                  ------------
                                                                  ------------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                              For the Period
                                           For the Period        10/1/00
                                              10/31/00        (Commencement
                                          (Effective date)    of Operations)
                                           through 3/31/01   through 10/31/00
                                             (Unaudited)       (Unaudited)
                                           ---------------   ----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $10.48            $10.00

Income from investment operations:
   Net investment loss                          (0.04)               --
   Net realized and unrealized (losses)
     gains on investments                       (1.15)             0.48
                                               ------            ------
Total from investment operations                (1.19)             0.48

Less distributions:
   Dividend from net investment income             --                --
   Distribution from net realized gains            --                --
                                               ------            ------
Total from distributions                           --                --
                                               ------            ------
Net asset value, end of period                  $9.29            $10.48
                                               ------            ------
                                               ------            ------

TOTAL INVESTMENT RETURN                         (11.4%)*<F3>        4.8%*<F3>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)         23,981            26,456
Ratio of expenses to average net assets          1.68%**<F4>       1.73%**<F4>
Ratio of net investment loss
   to average net assets                         (1.0%)**<F4>      (0.6%)**<F4>
Portfolio turnover rate                         131.6%             20.6%

 *<F3>   Not Annualized.
**<F4>   Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001
                                  (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital account.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

     Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains their proportionate share of the Fund's liability for deferred fees.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, will be distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS

     For the period from October 1, 2000 (Commencement of Operations) to March 31, 2001, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were $59,363,188 and $34,968,761, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2001, liabilities of the Fund included the following:

     Payable to brokers for
       investments purchased                               $   394,724
     Payable to Adviser for management
       fees and deferred expenses                               55,312
     Deferred compensation plan for Directors                    3,125
     Other liabilities                                          30,862

(6)  SOURCES OF NET ASSETS

     As of March 31, 2001, the sources of net assets were as follows:

     Fund shares issued
       and outstanding                                     $25,730,244
     Net unrealized appreciation
       on investments                                           99,104
     Accumulated net realized losses                        (1,848,349)
                                                           -----------
                                                           $23,980,999
                                                           -----------
                                                           -----------

     Aggregate net unrealized appreciation as of March 31, 2001 consisted of the following:

     Aggregate gross unrealized appreciation               $ 1,336,980
     Aggregate gross unrealized depreciation                (1,237,876)
                                                           -----------
     Net unrealized appreciation                           $    99,104
                                                           -----------
                                                           -----------

CAPITAL GAINS UPDATE . . .

   As of quarter end, the Fund holds realized short-term losses of $.68 per share. That means the Fund can realize gains equal to that amount before triggering a taxable distribution to shareholders.

   It's important to remember that this is an estimate based on the status of realized gains on March 31, 2001. We'll provide additional updates in the June- and September-quarter reports to assist you for tax planning purposes.

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                               Milford, Delaware

                                Foster S. Friess
                                   President
                            Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                               Stockholm, Sweden

                              Marvin N. Schoenhals
                                    Chairman
                              WSFS Financial Corp.
                              Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
      (877) 636-6460                                    bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian: FIRSTAR BANK, NA
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; John Ragard, Vice President; and Paul Robinson, Vice President

Report editor: Rebecca Buswell
Report Staff: Chris Aregood, Dave Marky, Adam Rieger

This material is appropriate for use only when accompanied by a current Brandywine Advisors Fund prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed, investor's shares may be worth more or less than their original cost.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. As of March 31, 2001, Invacare, Rowan Companies and Intel represented 0.61, 1.26 and 0% of the Fund's net assets, whereas all other securities discussed were not held by the Fund.

The Nasdaq Composite Index is a market-value weighted index that measures all Nasdaq domestic and non-U.S. common stocks listed on The Nasdaq Stock Market. The S&P 500 Index consists of 500 stocks chosen for market-size, liquidity and industry group representation. TheStreet.com Internet Index is an equal-dollar-weighted index composed of 20 leading companies involved in Internet commerce, service and software. Baseline Financial Services, Inc. (Baseline), provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides consensus earnings estimates based on analysts' earnings projections. Morningstar.com calculated the average total return for the 531 mid-cap growth funds it tracks for the three months ended 3/31/01 at 22.38%. Morningstar Mutual Funds March 2000 publication highlighted 90 mid-cap growth funds of the 231 Morningstar tracks for the publication. The average total return for the five months ended 3/31/01 for those 90 funds was -34.07% based on returns calculated by FactSet. FactSet Research Systems Inc. is a major supplier of online integrated financial and economic information to the investment management and banking industries.